                                                                   Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of IDEX Corporation on Form S-3, of our reports dated January 21, 1997 appearing and incorporated by reference in the Annual Report on Form 10-K of IDEX Corporation for the year ended December 31, 1996, and to the references to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



/s/  DELOITTE & TOUCHE LLP

Chicago, Illinois
December 5, 1997